                                                                   Exhibit 10.22

                            FIRST AMENDMENT TO LEASE


         Reference is made to a lease dated as of December 12, 1995 between Second Marlborough Development Trust as Landlord ("Landlord") and Sepracor, Inc. as Tenant ("Tenant") pertaining to certain premises at 111 Locke Drive, Marlboro, Massachusetts.

         For valuable consideration paid, said Lease is hereby amended as follows:

         1. Paragraph 6 on Page 2 shall be deleted, and the following substituted therefor:

                  "Rentable Square Feet Leased to Tenant: 66,900 square feet of Exclusive Space, plus 4,070 square of Common Areas

                                (See Exhibit A)"

         2. Paragraph 8 on Page 2 is hereby deleted and the following substituted therefor:

                  "Base Rent:       Years 1 through 5:  $461,305.00
                                    Years 6 through 10: $532,275.00"

         3. Paragraph 11 on Page 3 is hereby deleted and the following substituted therefore:

                  "Security Deposit: $38,442.08 during years 1 through 5, $44,356.25 during years 6 through 10, and an Amount Equal to One Month's Rent during Extension Periods"

         4. Paragraph 14 on Page 3 is hereby deleted and the following substituted therefore:

                  "Tenants Percentage Share of Real Property Taxes and Operating
                  Expenses:  Fifty Four and 30/100 Percent (54.30%)"

         5. Section I on page 6 is hereby amended so as to add after the words "Exhibit A" in the third line, the following:

                  "and Leased Area C (2,030 square feet) on the plan attached hereto as Exhibit A-1"

                  Said Section I shall also be amended by adding the following final paragraph:

                  "Leased Area C is leased AS IS, Tenant hereby agreeing to install at its sole expense a new demising wall encompassing said Area C within Tenant's existing space, the foregoing to be governed by Section V(c) of the Lease."
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         6.       The fifth paragraph in Section IV on pages 7 & 8 shall be
         deleted and the following substituted therefor:

                  "Tenant shall also pay the following amounts as Additional Rent during the period from July 1, 1997 through June 30, 1998, depending on what portion of the remaining space in the Building, other than common areas (the "Remaining Space") has been leased to others during said period: (a) the product of 3,425 and $6.50, or $22,262.50, shall be multiplied by a fraction the numerator of which is the amount of Remaining Space that has not been leased as aforesaid, and the denominator of which is 56,305; (b) the resulting amount shall be divided by 12; and (c) the then resulting amount shall be paid as Additional Rent during each month during said period that said space remains unleased aforesaid. For example, if all of the Remaining Space remains unleased for 6 months from July 1, 1997 through December 31, 1997, the Tenant shall pay as Additional Rent the sum of $1,855.21 during each of said months, computed as follows:

                  (i)      $22,262.50 x 56,305             =   $22,262.50
                                        ------
                                        56,305

                  (ii)     $22,262.50 (divided by) 12      =   $1,855.21

                  (iii)    $1,855.21 x 6                   =   $11,131.24

         IN WITNESS WHEREOF, the parties hereto have set their respective hands and seals as of this first day of February, 1997.

Witness:                               Landlord:
                                       SECOND MARLBORO DEVELOPMENT TRUST

   /s/ A.F. Spezzano                   /s/ Valerie A. Colbert, Trustee
   -----------------                   -------------------------------
                                       Valerie A. Colbert, Trustee as Aforesaid
                                       and Not Individually

Witness:                               Tenant:
                                       SEPRACOR, INC.

   /s/ Denise R. Ayotte                By: /s/ Robert Scumaci
   --------------------                    ------------------
                                       Its Vice President of Finance and Admin.
                                           ------------------------------------
                                       Hereunto duly authorized
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         Reference is made to a lease dated as of December 12, 1995 as amended
February 1, 1997, between Second Marlborough Development Trust as Landlord ("Landlord") and Sepracor, Inc. as Tenant ("Tenant") pertaining to certain premises at 111 Locke Drive, Marlboro, Massachusetts.

         For valuable consideration paid, said Lease is hereby amended as follows:

         1. Paragraph 6 on Page 2 shall be deleted, and the following substituted therefor:

                  "Rentable Square Feet Leased to Tenant: 66,955 square feet of Exclusive Space, plus 4,190 square feet of Common Areas, for a total of 71,145 square feet. (See Exhibit A-2)"

         2. Paragraph 8 on page 2 is hereby deleted and the following substituted therefor:

                  "Base Rent:        Years 1 through 5:   $462,442.50
                                     Years 6 through 10:  $533,587.50

         3. Paragraph 11 on Page 3 is hereby deleted and the following substituted therefor:

                  "Security Deposit: $38,536.88 during years 1 through 5, $44,665.63 during years 6 through 10, and an Amount Equal to One Month's Rent during Extension Periods"

         4. Paragraph 14 on page 3 is hereby deleted and the following substituted therefor:

                  "Tenants Percentage Share of Real Property Taxes and Operating
                  Expenses: Fifty Four and 435/100 Percent (54.435%)"

         5.  Paragraph (6) of the First Amendment to lease is hereby deleted.

         IN WITNESS WHEREOF, the parties hereto have set their respective hands and seals as of this first day of July, 1997.

Witness:                              Landlord:
                                      SECOND MARLBORO DEVELOPMENT TRUST


 /s/ A.F. Spezzano                     /s/ Valerie A. Colbert, Trustee
 -----------------                     ------------------------------
                                      Valerie A. Colbert, Trustee as Aforesaid
                                      and Not Individually

Witness:                              Tenant:
                                      SEPRACOR, INC.

 /s/ Nathan A. Fuller                 By:  /s/ Bryan Y. Iwata (8/22/97)
 --------------------                      ----------------------------
                                      Its  Director of Facilities
                                           ----------------------------
                                      Hereunto duly authorized